Exhibit 31.2

CERTIFICATION OF PRINCIPAL FINANCIAL OFFICER

PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 302 OF

THE SARBANES-OXLEY ACT OF 2002

I, Daniel Marks, certify that:

1. I have reviewed this Amendment No. 1 to the Annual Report on Form 10-K of Esports Entertainment Group, Inc.; and

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report.

October 22, 2021	/s/ Daniel Marks
Daniel Marks
Chief Financial Officer
(Principal Accounting Officer and Principal Financial Officer)